Exhibit 10.2

EXECUTION COPY

June 22, 2015

Allied Motion Technologies Inc.

495 Commerce Drive Suite 3

Amherst, NY 14228

Re:                             Amendment No. 2 to Note Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Agreement, dated as of October 18, 2013 (as amended by Amendment No. 1 to Note Agreement dated October 20, 2014, the “Note Agreement”), among Allied Motion Technologies Inc., a Colorado corporation (the “Company”), and the purchasers named in the Purchaser Schedule attached thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested that the Required Holder(s) agree to modify the Note Agreement as set forth below.  Subject to the terms and conditions hereof, and provided that the Company agrees to the modifications of the Note Agreement set forth below, the Required Holder(s) are willing to agree to the Company’s requests.

Accordingly, and in accordance with the provisions of paragraph 12C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                         Amendments.  Effective on the Effective Date (as defined in Section 2 hereof), the Note Agreement is amended as follows:

1.1.                            Amendment to Paragraph 5A.  Paragraph 5A of the Notes Agreement is hereby amended by (a) amending and restating clauses (i) and (ii) thereof in their entirety to read as follows:

“(i)                               as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP applicable to quarterly financial statements and certified by an authorized financial officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Subsidiaries and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided, however, that delivery within the time period specified above pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period (including all financial statement exhibits and all financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i) with respect to the consolidated statements;

(ii)                                  as soon as practicable and in any event within 120 days after the end of each fiscal year, consolidated statements of income and cash flows and a consolidated statement of stockholders’ equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and prepared in accordance with GAAP and, as to the consolidated statements, accompanied by an opinion thereon of independent public accountants of recognized national standing selected by the Company and acceptable to the Required Holder(s), which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries and the results of their operations and cash flows and have been prepared in accordance with GAAP, that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in such circumstances, and shall not be subject to any “going concern” or like qualification or exception or any qualification as to the scope of the audit; provided, however, that delivery within the time period specified above pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year (including all financial statement exhibits and all financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);”

and (b) amending clause (viii) thereof by deleting the reference to “and consolidating” contained therein.

SECTION 2.                         Conditions Precedent.  This letter shall become effective as of the date (the “Effective Date”) upon which each of the following conditions is satisfied:

2.1.                            Documents.  Each holder of a Subordinated Note shall have received original counterparts or, if satisfactory to such holder, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such holder, dated the date hereof unless otherwise indicated, and on such date in full force and effect:

(a)                                 a copy of this letter, duly executed by the Company and the Required Holder(s);  and

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(b)                                 a copy of the attached Guarantor Acknowledgment and Agreement, duly executed by the Subsidiary Guarantors.

2.2.                            Credit Agreement.  Each holder of a Subordinated Note shall have received a copy of the Credit Agreement (as amended and restated as of April 29, 2015) certified by a Responsible Officer of the Company as being a true, correct and complete copy thereof.

2.3.                            Fees and Expenses.  The Company shall have paid the fees and expenses of special counsel to the holders of the Subordinated Notes that have been presented to the Company as of the Effective Date.

2.4.                            Representations and Warranties.  The representations and warranties of the Company in Section 3 hereof shall be true and correct on the Effective Date.

2.5.                            Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to counsel to the holders of the Subordinated Notes, and each holder of the Subordinated Notes shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 3.                         Representations and Warranties.  To induce the holders of the Subordinated Notes to execute and deliver this letter, the Company hereby represents, warrants and covenants that (1) the execution and delivery of this letter have been duly authorized by all necessary corporate action on behalf of the Company and each Subsidiary Guarantor and this letter has been executed and delivered by a duly authorized officer of the Company and each Subsidiary Guarantor, and all necessary or required consents to this letter have been obtained and are in full force and effect, (2) this letter constitutes the legal, valid and binding obligation of the Company and each Subsidiary Guarantor enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (3) after giving effect to Section 1 hereof, the representations and warranties contained in paragraph 8 of the Note Agreement are true on and as of the Effective Date, and (4) after giving effect to Section 1 hereof, there shall not exist on the Effective Date any Event of Default or Default.

SECTION 4.                         Reference to and Effect on Note Agreement and other Transaction Documents.  Upon the effectiveness of the amendments in this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter.  Except as specifically set forth in Section 1 of this letter, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  Except as specifically set forth in Section 1 of this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Subordinated Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of the holder of any Subordinated Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Subordinated Note or any other Transaction Document at any time.  The Company acknowledges and agrees that it has no

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defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Note Agreement or any other Transaction Document.  The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that the holders of Subordinated Notes have agreed to or are prepared to grant any amendment, waiver or consent under the Note Agreement or any other Transaction Document in the future, whether or not under similar circumstances.

SECTION 5.                         Expenses.  The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any holder of a Subordinated Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the holders of the Subordinated Notes in connection with this letter or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any holder of any Subordinated Note and payment of any Subordinated Note.

SECTION 6.                         Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 7.                         Counterparts; Facsimile Signature Pages; Section Titles.  This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter.  The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature pages follow]

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Very truly yours,

PRUDENTIAL CAPITAL PARTNERS IV, L.P.

By: Lake Street Partners IV, L.P. (its General Partner)

By:	/s/ Gordon A. Coletta
Name:	Gordon A. Coletta
Title:	Vice President

PRUDENTIAL CAPITAL PARTNERS MANAGEMENT FUND IV, L.P.

By:	Market Street Holdings IV, LLC (its General Partner)

By:	Prudential Investment Management, Inc. (its Managing Member)

By:	/s/ Gordon A. Coletta
Name:	Gordon A. Coletta
Title:	Vice President

PRUDENTIAL CAPITAL PARTNERS (PARALLEL FUND) IV, L.P.

By: Lake Street Partners IV, L.P. (its General Partner)

By:	/s/ Gordon A. Coletta
Name:	Gordon A. Coletta
Title:	Vice President

Allied Motion Technologies Inc. - Amendment No. 2

Agreed and accepted:

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Chief Financial Officer

Allied Motion Technologies Inc. - Amendment No. 2

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Amendment No. 2 to Note Agreement dated as of June 22, 2015 (the “Amendment”).  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty Agreement dated as of October 18, 2013 (the “Subsidiary Guaranty”) executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

Each of the undersigned acknowledges and agrees that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Subsidiary Guaranty.

ALLIED MOTION CONTROL CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

EMOTEQ CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

AMOT I, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

Guarantor Acknowledgment and Agreement

AMOT II, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

AMOT III, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

STATURE ELECTRIC, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

GLOBE MOTORS, INC.

By:	/s/ ROBERT P. MAIDA
Name:	Robert P. Maida
Title:	Vice President

Guarantor Acknowledgment and Agreement